UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

         Date of report (Date of earliest event reported):  May 21, 2015

Unico American Corporation

 (Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-3978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

23251 Mulholland Drive
Woodland Hills, California	91364
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last Report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

(a)  The Company held its 2015 Annual Meeting of Shareholders on May 21, 2015. The matter voted upon at the meeting was the election of eight (8) directors to hold office until the next annual meeting of shareholders and until their successors are elected and qualified;

(b)  The votes cast were as follows:

The Election of the following persons to the Board of Directors:

Nominee	Number of Shares Voted For	Number of Shares Withheld	Number of Shares Abstained
Erwin Cheldin	3,419,532	560,603	17,111
Cary L. Cheldin	3,417,565	562,570	17,111
Lester A. Aaron	3,417,565	562,570	17,111
George C. Gilpatrick	3,394,110	586,025	17,111
Terry L. Kinigstein	3,393,910	586,225	17,111
Samuel J. Sorich	3,954,713	25,422	17,111
David T. Russell	3,954,713	25,422	17,111
Donald B. Urfrig	3,954,713	25,422	17,111

 There were no broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNICO AMERICAN CORPORATION

                                                                (Registrant)

Date: May 22, 2015           By:   /s/ Lester A. Aaron

                                             Name:  Lester A. Aaron

                                             Title:    Chief Financial Officer